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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                January 16, 2001
                                 Date of Report
                       (Date of earliest event reported)


                              WEBTRENDS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Oregon                       0-25215                93-1123283
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(State or other jurisdiction     (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)

                        851 S.W. Sixth Avenue, Suite 1200
                             Portland, Oregon 97204
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          (Address of principal executive offices, including zip code)

                                 (503) 294-7025
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              (Registrant's telephone number, including area code)

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ITEM 5.    OTHER EVENTS

        On January 16, 2001, WebTrends Corporation, an Oregon corporation (the "Company"), NetIQ Corporation, a Delaware Corporation ("NetIQ") and North Acquisition Corporation, an Oregon corporation and a wholly-owned subsidiary of NetIQ ("Merger Sub"), entered into a definitive Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Sub will be merged with and into the Company (the "Merger"), with the Company surviving the Merger and becoming a wholly owned subsidiary of NetIQ. At the effective time of the Merger, each outstanding share of the Company's common stock will be converted into the right to receive 0.48 of a share of NetIQ common stock. The transaction is expected to be completed in the first or second calendar quarter of 2001. The Company expects the transaction to be accounted for as a purchase.

        A copy of the press release containing the foregoing announcement is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

       (c)       EXHIBITS

       Exhibit Number     Description
       --------------     -----------

       99.1               Press Release

       99.2 Agreement and Plan of Merger dated as of January 16, 2001 among WebTrends Corporation, NetIQ Corporation and North Acquisition Corporation

       99.3 Voting Agreement dated as of January 16, 2001, between NetIQ Corporation, Elijahu Shapira, W. Glen Boyd and Michael Burmeister-Brown

       99.4               Form of Employment Agreement



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WEBTRENDS CORPORATION


Dated:  January 18, 2001
                                          By: /s/ Bradley J. Thies
                                              --------------------
                                              Bradley J. Thies
                                              Secretary




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                                INDEX TO EXHIBITS

    Exhibit
    Number         Description
    -------        -----------

    99.1           Press Release

    99.2 Agreement and Plan of Merger dated as of January 16, 2001 among WebTrends Corporation, NetIQ Corporation and North Acquisition Corporation

    99.3 Voting Agreement dated as of January 16, 2001, between NetIQ Corporation, Elijahu Shapira, W. Glen Boyd and Michael Burmeister-Brown

    99.4           Form of Employment Agreement




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